UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2005

GARDENBURGER, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-20330	93-0886359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15615 Alton Parkway, Suite 350, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 255-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On March 24, 2005, the Registrant entered into five Amendments to Retention Agreements and five Amendments to Employment Agreements (collectively, the “Amendments”) with each of its three executive officers and with two key employees.  Those executive officers and key employees are Scott C. Wallace, Chief Executive Officer, President and Chairman of the Board, James W. Linford, Senior Vice President and Chief Operating Officer, Robert T. Trebing, Jr., Senior Vice President and Chief Financial Officer, Robert Dixon, Vice President of Sales and Lori Luke, Vice President of Marketing.

The Amendments amend each of the Employment Agreements and Retention Agreements entered into by and between the Registrant and each of the persons listed above, in order to, among other things, (i) revise the definition of “Change in Control” in each of the Employment Agreements and Retention Agreements and (ii) delete Section 4.3 “Bankruptcy Limitation” in each of the Retention Agreements.  The Amendments are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

10.1	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Scott C. Wallace.

10.2	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and James W. Linford.

10.3	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert T. Trebing, Jr.

10.4	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert Dixon.

10.5	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Lori Luke.

10.6	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Scott C. Wallace.

10.7	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and James W. Linford.

10.8	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert T. Trebing, Jr.

Exhibit No.	Description

10.9	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert Dixon.

10.10	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Lori Luke.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDENBURGER, INC.

March 29, 2005	By:	/s/ Robert T. Trebing, Jr.
Robert T. Trebing, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Scott C. Wallace.

10.2	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and James W. Linford.

10.3	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert T. Trebing, Jr.

10.4	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert Dixon.

10.5	Amendment to Retention Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Lori Luke.

10.6	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Scott C. Wallace.

10.7	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and James W. Linford.

10.8	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert T. Trebing, Jr.

10.9	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Robert Dixon.

10.10	Amendment to Employment Agreement, dated March 24, 2005, by and between Gardenburger, Inc. and Lori Luke.